UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2010

CORTLAND BANCORP
 (Exact name of registrant as specified in its charter)

Ohio	0-13814	34-1451118
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

194 West Main Street, Cortland, Ohio	44410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On April 27, 2010, Cortland Bancorp held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”).

(b)	The only issue voted upon at the Annual Meeting was the election of directors for a three year term to expire at the 2013 Annual Meeting of Shareholders. The following votes were cast:

	Number of Votes:

	For	Withheld	Broker Non-Votes

Jerry A. Carleton	1,479,395	172,952
James M. Gasior	1,553,126	99,221
Richard B. Thompson	1,561,384	90,962

A quorum was not obtained for the Annual Meeting. As a result, the following continue to serve as directors of Cortland Bancorp:

Jerry A. Carleton
Timothy Carney
David C. Cole
James M. Gasior
George E. Gessner
James E. Hoffman, III
Neil J. Kaback
K. Ray Mahan
Richard B. Thompson
Timothy K. Woofter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORTLAND BANCORP

By: /s/ James M. Gasior
Chief Executive Officer

Date: April 30, 2010

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